UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 1, 2007

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                         0-23530              93-0997412
(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant's Certifying Accountant.


     (a) On October 1, 2007, Malone & Bailey, PC was terminated as the certifying accountant for Trans Energy, Inc. (the "Registrant").

     Malone & Bailey, PC has served since September 8, 2006 as the certifying accountant for the Registrant's financial statements. Its audit report to the Registrant's financial statements for the year ended December 31, 2006, includes a modification expressing substantial doubt as to the Registrant's ability to continue as a going concern because it (i) has generated significant losses from operations; (ii) recorded a significant accumulated deficit; and (iii) has a working capital deficit. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

     During the period Malone & Bailey, PC was engaged by the Registrant, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Malone & Bailey, PC would have caused Malone & Bailey, PC to make reference to the subject matter of the disagreements in connection with any reports it would have issued. Also, there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

     The Registrant has provided Malone & Bailey, PC with a copy of the foregoing disclosure, and has requested that Malone & Bailey, PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from Malone & Bailey, PC required by Item 304(a)(3) of Regulation S-B.

     (b) On October 1, 2007, the Registrant entered into an engagement letter with GBH CPAs, PC to assume the role of its new certifying accountant. GBH CPAs, PC has been asked to audit the Registrant's financial statements for the year ending December 31, 2007. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of GBH CPAs, PC, the Registrant did not consult with GBH CPAs, PC with regard to:

          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

          (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

     The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Registrant's Board of Directors.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit No.  Description

         16.1 Letter from Malone & Bailey, PC, dated October 2, 2007 regarding its concurrence or disagreement with the statements made by the Registrant in the current report concerning the resignation of Malone & Bailey, PC as the Registrant's principal accountant.

                                 -------------

Notes about Forward-looking Statements

     Statements contained in this current report that are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRANS ENERGY, INC.


Date:   October 2, 2007                  By         /S/ JAMES K. ABCOUWER
                                            ------------------------------------
                                            James K. Abcouwer
                                            President & CEO



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